Stein Roe Mutual Funds
Annual Report
Sept. 30, 1997

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Stein Roe Equity Fund

Stein Roe Advisor Young Investor Fund

LOGO:
Stein Roe Mutual Funds
Building Wealth for Generations(sm)

Contents

Q&A.................................................................  2

   An interview with the portfolio managers and a summary of
   investment activity
Investments.........................................................  4

   A complete list of investments with market values

Financial Statements................................................  8

   Balance sheet, statement of operations
   and changes in net assets

Notes to Financial Statements.......................................  14

Financial Highlights................................................  16

   Selected per-share data

Report of Independent Public Accountants ...........................  18



                Must be preceded or accompanied by a prospectus.

Fund Performance+

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

                          Average Annual Total Returns

                                                               Life
                                         One-Year           of Fund
STEIN ROE ADVISOR YOUNG INVESTOR FUND       26.26%           29.92%
S&P 500 Index                               40.43            27.26




Investment Comparison

COMPARISON of change in value of a $10,000 investment.

Advisor Young Investor Fund
Mountain Chart:

                           Advisor Young Investor                  S&P 500
4/30/94                    10,000                                  10,000
6/30/94                    9,696                                   9,915
9/30/94                    10,229                                  10,398
12/31/94                   10,721                                  10,397
3/31/95                    11,387                                  11,408
6/30/95                    12,686                                  12,496
9/30/95                    14,345                                  13,488
12/31/95                   14,949                                  14,229
3/31/96                    16,388                                  15,067
6/30/96                    18,678                                  15,742
9/30/96                    19,395                                  16,229
12/31/96                   20,145                                  17,580
3/31/97                    19,181                                  18,053
6/30/97                    22,612                                  21,202
9/30/97                    24,487                                  22,789


+ Historical performance for class K shares for the period prior to Feb. 14, 1997, is based on the performance of SR&F Growth Investor Portfolio, restated to reflect the 12b-1 fees and any other expenses applicable to that class, without giving effect to any fee waivers and assuming reinvestment of dividends and capital gains. Historical performance as restated does not represent Advisor Young Investor Fund's future performance. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Life of Fund is from Fund inception on April 29, 1994; benchmark performance is from the month-end results that fall closest to the Fund's inception date. The S&P 500 Index is an unmanaged group of stocks that differs from the Fund's composition; it is not available for direct investment. Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. This growth fund category contains 784 and 452 funds for 1-year and Life of Fund periods, respectively.

Q&A
An Interview with David Brady and Erik Gustafson, Portfolio Managers of Stein Roe Advisor Young Investor Fund

Fund Data

Investment Objective:

Seeks to achieve long-term capital appreciation by investing in a portfolio primarily made up of common stocks and other equity-type securities that we believe have long-term appreciation potential. The Fund also has an educational objective to teach investors about basic economic principles and personal finance through a variety of educational materials prepared and paid for by the Fund.


Q: HOW DID STEIN ROESM ADVISOR YOUNG INVESTORSM FUND DO?

A: Taken by itself, Advisor Young Investor did fairly well, posting a 26.26 percent total return for the fiscal year ended Sept. 30, 1997. When you compare the Fund to other, similar funds, however, we didn't perform as well as we'd like. Advisor Young Investor trailed both the 33.52 percent return of the Lipper growth funds peer group and the 40.43 percent return of the S&P 500.
   We're not overly concerned with short-term returns, however. In our view, investing in growth for the long term means being willing to take a few lumps along the way. In fact, we're pleased with the Fund's long-term results -- its three-year return is 33.77 percent, which outpaces both the 24.84 percent peer group return and the 28.89 percent return of the S&P. Likewise, Advisor Young Investor's return since inception is 29.92 percent, well ahead of the 23.03 percent peer group return and the S&P's 27.26 percent return.

Q: WHAT CAUSED YOUR ONE-YEAR RESULTS?

A: Small technology companies had a tough time from September 1996 to March 1997. With roughly 40 percent of the portfolio weighted in small and medium-sized companies at the time, that dampened performance considerably. We still hold those stocks, however, because we think they have good long-term prospects.

Q: AFTER POSTING STRONG GAINS FROM SEPTEMBER 1996 TO JUNE 1997, THE BIG COMPANIES THAT HAVE OPERATIONS OVERSEAS -- LIKE COCA-COLA AND PROCTOR & GAMBLE -- STUMBLED RECENTLY. WHAT HAPPENED?

A: That was mostly a result of currency exposure. When a U.S. company has overseas operations, some of its profits are in the overseas country's currency and have to be translated back to the company's "home" currency, the U.S. dollar. If the dollar is worth more than the other currency, the company's profits will be lower after translation.
     Profits are one of the things investors look at when they are deciding to buy a stock -- so if a company's earnings are lower than expected because it had to translate profits from a weak currency to a strong one, investors may start to avoid it. We believe that's what happened to a lot of big companies this fall -- investors saw that profits were coming down and decided that the stock prices were probably higher than they should be anyway because the big companies had done so well earlier in the year. So they began looking elsewhere for new investment ideas. The result: the stock prices of many big multinational companies fell.

Q: INVESTORS ARE TALKING ABOUT THE RECENT RALLY IN SMALL-CAP STOCKS. CAN YOU TELL US ABOUT IT?

A: The strong showing of stocks of small and medium-sized companies has been the big news in the investment markets for the past six months. For nearly two years the stocks of these companies had not done as well as the stocks of large companies. Large-cap stocks, on the other hand, had done so well that investors flocked to them, which drove the stock prices up. People began thinking that prices looked too high, and they thought that large-cap stocks probably wouldn't be able to continue climbing as fast as they had been. As a result, investors began looking around to see what else they could invest in. And they saw small- and mid-cap stocks, offering good growth potential at generally much lower prices than large-caps. As more and more people began shifting their investment dollars from large-cap stocks to those of smaller companies, the stocks of smaller companies began to rise. That's what sparked the rally, and continued reports of solid earnings from smaller companies has kept it going strong.

Q: ADVISOR YOUNG INVESTOR FUND CAN INVEST IN COMPANIES OF ALL SIZES. HAS THE RALLY HELPED THE FUND'S PERFORMANCE?

A: That's one of the places where we think Advisor Young Investor Fund has an advantage -- we can invest in small, medium and large companies, so if large companies aren't doing well, we can concentrate more on small ones. Early last summer we started focusing on smaller companies -- as of Sept. 30, 1997, 36 percent of the portfolio's total net assets was held in small- and mid-cap stocks. We think that turned out to be a good decision, because Advisor Young Investor outperformed the S&P 500 in each of the last two quarters (April 1 to June 30, and July 1 to Sept. 30), mostly as a result of the big rally in small- and mid-cap stocks.

Q: WHAT KINDS OF COMPANIES DID BEST DURING THE PAST YEAR?

A: Financial services companies and telecommunications companies were standout performers for us -- especially Associated Group, a fixed-wire telecommunications service provider whose stock price doubled in the most recent quarter; and AT&T (1.8 percent and 1.9 percent of total net assets, respectively).
     Heftel, a Spanish-language radio broadcasting company here in the States, (1.6 percent of total net assets) also did well, partly because of the rapid growth in the country's Spanish-speaking population, and partly because advertisers are increasingly interested in reaching this segment of the market. Other standouts included Outdoor Systems, an outdoor advertising company; Lucent, an AT&T spinoff providing telecommunications equipment; Clear Channel Communications, a radio broadcasting company; and Intel, the computer chip company (1.6 percent, 1.6 percent, 1.5 percent and 2.1 percent of total net assets, respectively).

Q: WHAT LIMITED THE FUND'S PERFORMANCE?

A: Idexx, a supplier of veterinary equipment, had a difficult year. The business was growing very rapidly and it hit a period when that growth wasn't sustainable. Another disappointment was PetSmart, which also grew at an unsustainable rate and suffered even more when it became apparent that the company would have to close some stores. We sold our holdings in both companies during the year.

Q: WHAT KINDS OF COMPANIES HAVE YOU BEEN BUYING LATELY?

A: We've been buying technology companies, particularly telecommunications companies. Consumers are increasingly hungry for bandwidth on which to transmit video and data. This, plus deregulation in the industry, are driving demand for telecommunications services. We also like the data networking area. We think the continued migration from mainframes to desktop computing, and the increased need for Intranets -- companies' own internal web sites -- should continue to keep demand for data networking services strong.
     Finally, we continue to think financial services companies are a good investment. That's because most experts agree that baby boomers -- the more than 80 million people born between 1946 and 1964 -- have become overwhelmingly interested in saving and investing, perhaps because they've recognized the importance of saving for retirement themselves rather than depending on a company pension. Ever since the first members of the baby boom generation were born, they've been reshaping the nation's tastes, interests and priorities to reflect their own. School construction experienced a boom in the 1950s, for example, followed by an automobile boom in the 1960s, a housing boom in the 1970s, and a consumption boom in the 1980s. Now, in the 1990s, it appears they're at it again -- this time with an investment boom that we think may continue for some time.

Q: ANY FINAL THOUGHTS?

A: We're optimistic about the outlook for stocks and we believe the economy will continue to grow, with inflation and interest rates remaining in check. We think small- and mid-cap stocks continue to show strong growth potential, and we plan to keep adding to our holdings in these kinds of stocks.

Historical performance for class K shares for the period prior to Feb. 14, 1997, is based on the performance of SR&F Growth Investor Portfolio, restated to reflect the 12b-1 fees and any other expenses applicable to that class, without giving effect to any fee waivers and assuming reinvestment of dividends and capital gains. Historical performance as restated does not represent Advisor Young Investor Fund's future performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of Sept. 30, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Fund's investment adviser currently limits expenses to 1.50 percent of average net assets, subject to termination on 30 days' notice to the Fund. Absent past expense limits, the Fund's total return would have been less. The S&P 500 is an unmanaged group of stocks that differs from the composition of Growth Investor Portfolio; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's growth fund peer group for the one-year and Life of Fund periods ended Sept. 30, 1997, were 33.52 percent and 23.03 percent, respectively.

Investments in smaller companies may experience greater volatility.

Holdings are disclosed as a percentage of the SR&F Growth Investor Portfolio's total net assets.

SR&F Growth Investor Portfolio

Investments as of September 30, 1997
(Dollar amounts in thousands)
                                                                                                           Number          Market
EQUITY-RELATED SECURITIES  (95.4%)                                                                      of Shares           Value
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (93.9%)
AUTOMOBILES/VEHICLES (1.3%)
Volvo AB ADRs (Manufactures cars, trucks, buses, marine engines and aerospace equipment)........         210,000          $ 5,959

BANKS (4.8%)
Citicorp (Provides a broad range of financial services)..........................................         55,000            7,367
Texas Regional Bancshares, Class A (Commercial bank operating in the Rio Grande Valley of Texas).        272,500            8,516
Wells Fargo & Co. (Provides a broad array of financial products and services)....................         25,000            6,875
                                                                                                                       ----------
                                                                                                                           22,758
COMMERCIAL SERVICES (3.5%)
*ABR Information Services, Inc. (Provides benefits administration, compliance and information
   services to employers)........................................................................        200,000            5,525
Paychex, Inc. (Provides computerized payroll accounting services to businesses)..................        200,000            6,975
*Sykes Enterprises, Inc. (Provides information technology outsourcing services, including support
   services and development services and solutions) .............................................        150,000            4,013
                                                                                                                       ----------
                                                                                                                           16,513
COMPUTER SOFTWARE AND SERVICES (8.8%)
*Altera Corporation (Designs, develops and markets programmable logic integrated circuits and
   computer engineering development software and hardware).......................................        150,000            7,687
*Cisco Systems Inc. (Produces, markets and supports multiprotocol internetworking systems).......        110,000            8,037
Comdisco, Inc. (Technology service company that provides solutions that help organizations reduce
   technology cost and risk).....................................................................        150,000            4,884
*J.D. Edwards & Company (Develops, markets and supports software solutions)......................         70,500            2,362
*MAXIMUS, Inc. (Provides program management and consulting services).............................        150,000            4,341
*Microsoft Corporation (Manufactures software products)..........................................         60,000            7,939
*Sterling Commerce Inc. (Global provider of electronic commerce software products and
   network services).............................................................................        190,000            6,828
                                                                                                                       ----------
                                                                                                                           42,078
CONSUMER PRODUCTS (5.5%)
*CUC International Inc. (Consumer marketing company).............................................        300,000            9,300
General Electric Company (Appliances, broadcasting, communications and transportation)...........        100,000            6,806
The Gillette Company (Shaving and personal care products)........................................         50,000            4,316
The Procter & Gamble Company (Produces personal care products, pharmaceuticals, food
   and beverages)................................................................................         86,000            5,939
                                                                                                                       ----------
                                                                                                                           26,361
DATA PROCESSING (3.0%)
First Data Corporation (Provides information processing and related services)....................        160,000            6,010
*Transaction Systems Architects, Inc. (Develops, markets and supports a broad line of software
   products and services)........................................................................        200,000            8,125
                                                                                                                       ----------
                                                                                                                           14,135
DISTRIBUTION - RETAIL (4.9%)
Mattel, Inc. (Designs, manufactures and markets children's toys).................................        275,000            9,109
Sears, Roebuck & Co. (Retailer of apparel, home and automotive products and services)............        140,000            7,971
Walgreen Company (Large retail drugstore chain)..................................................        250,000            6,406
                                                                                                                       ----------
                                                                                                                           23,486
EDUCATIONAL SERVICES (2.3%)
*Apollo Group Inc., Class A (Provides higher education programs for working adults)..............        155,000            6,568
*Children's Comprehensive Services (Provides services for at-risk youth) ........................        200,000            4,300
                                                                                                                       ----------
                                                                                                                           10,868


See accompanying notes to financial statements.

SR&F Growth Investor Portfolio CONTINUED
Investments as of September 30, 1997
(Dollar amounts in thousands)
                                                                                                           Number          Market
                                                                                                        of Shares           Value
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRICAL EQUIPMENT (4.4%)
Intel Corp.  (Produces and sells microcomputer components and related products)..................        106,000          $ 9,785
*Micron Technology, Inc. (Manufacturer and marketer of semiconductor memory and enhancement
   products for workstations and personal computers).............................................        100,000            3,469
Motorola, Inc. (Producer of electronic and telecommunications equipment).........................        110,000            7,906
                                                                                                                       ----------
                                                                                                                           21,160
ENTERTAINMENT (2.7%)
Cedar Fair L.P. (Owns and operates four amusement theme parks)...................................        140,000            6,685
Disney (Walt) Company (Operates theme parks and resorts and produces motion pictures)............         75,000            6,047
                                                                                                                       ----------
                                                                                                                           12,732
FINANCIAL INSTITUTIONS (5.2%)
Federal Home Loan Mortgage Corp. (Purchases mortgages from lenders and resells in pools
   or packages)..................................................................................        200,000            7,050
Federal National Mortgage Association (Purchases mortgages and issues guaranteed mortgage-
   backed securities)............................................................................        180,000            8,460
Household International Inc. (Provides financial and banking services)...........................         80,000            9,055
                                                                                                                       ----------
                                                                                                                           24,565
FINANCIAL SERVICES (1.7%)
American Express Company (Provides a variety of diversified travel and financial services).......        100,000            8,187

FOOD & BEVERAGE (4.6%)
The Coca-Cola Company (Producer and distributor of soft drink products)..........................        110,000            6,703
Quaker Oats Company (An international marketer of foods & beverages).............................        125,000            6,297
Wrigley (Wm) Jr. Company (Chewing gum manufacturer)..............................................        120,000            9,038
                                                                                                                       ----------
                                                                                                                           22,038
HEALTH CARE (1.5%)
Johnson & Johnson (Manufactures and markets a broad range of health care and other products).....        120,000            6,915

INSURANCE (3.3%)
CMAC Investment Corp. (Provides private mortgage insurance coverage).............................        135,000            7,239
MGIC Investment Corp. (Provides private mortgage insurance coverage).............................        150,000            8,597
                                                                                                                       ----------
                                                                                                                           15,836
LEISURE PRODUCTS (1.7%)
Callaway Golf Company (Produces and markets golf clubs) .........................................        235,000            8,196

MACHINERY (2.3%)
*Applied Materials Inc. (Supplies wafer fabrication systems and services to the global semiconductor
   industry).....................................................................................         50,000            4,762
*Thermo Electron Corporation (Manufactures and sells environmental monitoring and analysis
   instruments, papermaking and recycling equipment) ............................................        150,000            6,000
                                                                                                                       ----------
                                                                                                                           10,762
MEDICAL/PHARMACEUTICAL (1.9%)
*Columbia Laboratories, Inc. (Develops and markets pharmaceutical over-the-counter drugs)........        200,000            3,700
*Forest Laboratories Inc. (Develops, manufactures and sells both branded and generic forms of
   ethical drug products)........................................................................        125,000            5,266
                                                                                                                       ----------
                                                                                                                            8,966
MEDICAL - INSTRUMENTS (4.5%)
*Boston Scientific Corp. (Develops, produces and markets medical devices)........................        110,000            6,071
Guidant Corporation (Designs, develops and manufactures cardiovascular products).................        140,000            7,840
Medtronic Inc. (Manufactures various cardiovascular medical instruments).........................        160,000            7,520
                                                                                                                       ----------
                                                                                                                           21,431
See accompanying notes to financial statements.

SR&F Growth Investor Portfolio CONTINUED
Investments as of September 30, 1997
(Dollar amounts in thousands)
                                                                                                           Number          Market
                                                                                                        of Shares           Value
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL - EXPLORATION AND PRODUCTION (3.6%)
Amoco Corporation (Worldwide integrated petroleum and chemical company)..........................         75,000         $  7,228
*EVI, Inc. (Manufactures engineered oilfield products)...........................................        100,000            6,400
*Falcon Drilling Company, Inc. (Provides drilling & workover services for the domestic and
   international oil and gas industry)...........................................................        100,000            3,531
                                                                                                                      -----------
                                                                                                                           17,159
PACKAGING (1.5%)
Crown Cork & Seal Inc. (Supplies packaging products to consumer marketing companies).............        150,000            6,919

PUBLISHING, BROADCASTING AND MEDIA (6.4%)
*Clear Channel Communications Inc. (Owns, operates and manages radio and television stations)....        110,000            7,136
*Heftel Broadcasting Corp., Class A (Spanish language radio broadcasting company)................        100,000            7,575
*Outdoor Systems Inc. (Outdoor advertising company)..............................................        295,000            7,744
*Telemundo Group Inc., Class A (Develops and produces Spanish language television programming
   and advertising)..............................................................................        225,000            7,875
                                                                                                                      -----------
                                                                                                                           30,330
RESTAURANT/HOTEL (1.5%)
McDonald's Corporation (Develops, licenses, leases and services a worldwide system of restaurants)       150,000            7,144

SPECIALTY CHEMICALS (1.6%)
Minerals Technologies Inc. (Develops, produces and markets specialty minerals, mineral-based and
   synthetic mineral products)...................................................................        175,000            7,798

TELECOMMUNICATIONS (9.7%)
*Associated Group Inc., Class A (Wireless cable company).........................................        120,000            8,460
AT&T Corporation (Provides communication services and products)..................................        200,000            8,862
GTE Corporation (Telecommunications company).....................................................        140,000            6,352
*Loral Space & Communications (High technology company concentrated on satellite
   manufacturing and satellite-based communication services).....................................        300,000            6,188
Lucent Technologies Inc. (Produces public and private networks, communication systems
   and software).................................................................................         95,000            7,731
*Tellabs Inc. (Designs, assembles, markets and services voice and data networking products)......        130,000            6,695
*Westell Technologies, Inc. (Develops and manufactures telecommunications products)..............         75,000            1,664
                                                                                                                      -----------
                                                                                                                           45,952
TRAVEL SERVICES (1.7%)
*Sabre Group Holdings Inc. (Provider of a travel reservation system).............................        225,000            8,058
                                                                                                                      -----------
TOTAL COMMON STOCKS
(Cost $346,641)..................................................................................................         446,306

PREFERRED STOCK (1.5%)
Nokia Corp. ADSs (International electronics group) (Cost $4,111).................................         80,000            7,505

TOTAL EQUITY-RELATED SECURITIES
(Cost $350,752)..................................................................................................        $453,811

See accompanying notes to financial statements.

                                                                                                       Principal           Market
                                                                                                          Amount            Value
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS (3.1%)
COMMERCIAL PAPER
Associates Corp. of North America 6.400% 10/01/97................................................        $14,525         $ 14,525

TOTAL INVESTMENTS (98.5%)
(Cost $365,277)..................................................................................................         468,336
OTHER ASSETS, LESS LIABILITIES (1.5%)............................................................................           7,204
                                                                                                                      -----------
TOTAL NET ASSETS (100%)..........................................................................................        $475,540
                                                                                                                      ===========

* Non-income producing

See accompanying notes to financial statements.

Stein Roe Advisor Young Investor Fund
Balance Sheet
September 30, 1997
(All amounts in thousands, except per-share amount)
ASSETS
Investment in SR&F Growth Investor Portfolio, at value ..............     $ 116
Cash ................................................................        17
Other assets ........................................................        16
                                                                          -----
   Total Assets .....................................................     $ 149
                                                                          =====
LIABILITIES
Payable to investment adviser and transfer agent ....................     $  20
Other liabilities ...................................................        13
                                                                          -----
   Total Liabilities ................................................        33
                                                                          -----
CAPITAL
Paid-in capital .....................................................       101
Net unrealized appreciation of investments ..........................        24
Accumulated undistributed net realized losses on investments ........        (9)
                                                                          -----
   Total Capital (Net Assets) .......................................       116
                                                                          -----
   Total Liabilities and Capital ....................................     $ 149
                                                                          =====
Shares Outstanding (Unlimited Number Authorized) ....................        10
                                                                          =====
Net Asset Value (Capital) Per Share .................................     $11.49
                                                                          ======

See accompanying notes to financial statements.

Stein Roe Advisor Young Investor Fund
Statement of Operations
For the Period Ended September 30, 1997 (a)
(All amounts in thousands)
INVESTMENT INCOME
Dividends and interest allocated from SR&F Growth Investor Portfolio ...........   $  1
                                                                                   ----

EXPENSES
Amortization of organization expenses ..........................................     20
Accounting fees ................................................................     16
Audit and legal fees ...........................................................     11
Trustees' fees .................................................................      4
Printing and postage ...........................................................      3
Other ..........................................................................      4
                                                                                   ----
                                                                                     58
Reimbursement of expenses by investment adviser ................................    (57)
                                                                                   ----
   Total Expenses ..............................................................      1
                                                                                   ----
   Net Investment Loss .........................................................    --
                                                                                   ----
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments allocated from SR&F Growth Investor Portfolio     (9)
Net change in unrealized appreciation or depreciation of investments ...........     24
                                                                                   ----
   Net Gains on Investments ....................................................     15
                                                                                   ----
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................   $ 15
                                                                                   ====

(a) From commencement of operations on February 14, 1997.

See accompanying notes to financial statements.

Stein Roe Advisor Young Investor Fund
Statement of Changes in Net Assets
For the Period Ended September 30, 1997 (a)
(All amounts in thousands)
OPERATIONS
Net investment loss ...................................................   $  --
Net realized losses on investments ....................................      (9)
Net change in unrealized appreciation or depreciation of investments ..      24
                                                                          -----
   Net Increase in Net Assets Resulting from Operations ...............      15
                                                                          -----
SHARE TRANSACTIONS
Subscriptions to fund shares ..........................................     101
                                                                          -----
   Net Increase from Share Transactions ...............................     101
                                                                          -----
   Net Increase in Net Assets .........................................     116
TOTAL NET ASSETS
Beginning of Period ...................................................    --
                                                                          -----
End of Period .........................................................   $ 116
                                                                          =====
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares ..........................................      10
                                                                          -----
Net increase in fund shares ...........................................      10
Shares outstanding at beginning of period .............................    --
                                                                          -----

Shares outstanding at end of period ...................................      10
                                                                          =====

(a) From commencement of operations on February 14, 1997.

See accompanying notes to financial statements.

SR&F Growth Investor Portfolio
Balance Sheet
September 30, 1997
(All amounts in thousands)
ASSETS
Investments, at market value .....................................      $468,336
Receivable for investments sold ..................................        10,030
Dividends receivable .............................................           337
Cash .............................................................             5
Other assets .....................................................             4
                                                                        --------
   Total Assets ..................................................       478,712
                                                                        --------
LIABILITIES
Payable for investments purchased ................................         2,905
Payable to investment adviser ....................................           248
Other liabilities ................................................            19
                                                                        --------
   Total Liabilities .............................................         3,172
                                                                        --------
Net Assets Applicable to Investors' Beneficial Interest ..........      $475,540
                                                                        ========

See accompanying notes to financial statements.

SR&F Growth Investor Portfolio
Statement of Operations
For the Period Ended September 30, 1997 (a)
(All amounts in thousands)
INVESTMENT INCOME
Dividend income ......................................................   $ 2,019
Interest income ......................................................     1,233
                                                                         -------
                                                                           3,252
                                                                         -------
EXPENSES
Management fees ......................................................     1,568
Accounting fees ......................................................        22
Custodian fees .......................................................        21
Trustees' fees .......................................................        17
Audit and legal fees .................................................        15
Other ................................................................        16
                                                                         -------
   Total Expenses ....................................................     1,659
                                                                         -------
Net Investment Income ................................................     1,593
                                                                         -------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains on investments ....................................     5,460
Net change in unrealized appreciation or depreciation of investments .    61,740
                                                                         -------
   Net Gains on Investments ..........................................    67,200
                                                                         -------
Net Increase in Net Assets Resulting from Operations .................   $68,793
                                                                         =======

(a) From commencement of operations on February 3, 1997.

See accompanying notes to financial statements.

SR&F Growth Investor Portfolio
Statement of Changes in Net Assets
For the Period Ended September 30, 1997 (a)
(All amounts in thousands)
OPERATIONS
Net investment income ..............................................   $   1,593
Net realized gains on investments ..................................       5,460
Net change in unrealized appreciation or depreciation of investments      61,740
                                                                       ---------
   Net Increase in Net Assets Resulting from Operations ............      68,793
                                                                       ---------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions ......................................................     452,937
Withdrawals ........................................................     (46,190)
                                                                       ---------
   Net Increase from Transactions in Investors' Beneficial Interest      406,747
                                                                       ---------
   Net Increase in Net Assets ......................................     475,540
TOTAL NET ASSETS
Beginning of Period ................................................        --
                                                                       ---------
End of Period ......................................................   $ 475,540
                                                                       =========

(a) From commencement of operations on February 3, 1997.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION OF THE SR&F GROWTH INVESTOR PORTFOLIO
The SR&F Growth Investor Portfolio (the "Portfolio") is a separate series of the SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio. The Portfolio commenced operations February 3, 1997. At commencement, the Stein Roe Young Investor Fund contributed $292,104 in securities and other assets. At February 14, 1997, Stein Roe Advisor Young Investor Fund contributed cash of $100.
    The Portfolio allocates net asset value, income and expenses based on respective percentage ownership of each investor on a daily basis. At September 30, 1997, Stein Roe Young Investor Fund and Stein Roe Advisor Young Investor Fund owned 99.98 percent and .02 percent, respectively.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES
The following are the significant accounting policies of the Stein Roe Advisor Young Investor Fund (the "Fund"), a series of the Stein Roe Advisor Trust (a Massachusetts business trust) and the Portfolio. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATIONS
All securities are valued as of September 30, 1997. Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the latest bid quotation. Each over-the-counter security for which the last sale price is available from Nasdaq is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Other assets and securities of the Portfolio are valued by a method that the Board of Trustees believes represents a fair value.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on respective percentages of ownership.
    At September 30, 1997, the Fund had a capital loss carryforward of $9, which expires 2005.

DISTRIBUTION TO SHAREHOLDERS
The Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary overdistributions are classified as distributions in excess of net investment income or net realized gains. Permanent differences are reclassified to the appropriate capital account.

OTHER INFORMATION

Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.
    Realized gains or losses from sales of securities are determined on the specific identified cost basis.
    All amounts, except per-share amounts, are shown in thousands.


NOTE 3.  TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager.
    The management fee for the Portfolio is computed at an annual rate of .60 of 1 percent of average daily net assets up to $500 million, .55 of 1 percent of the next $500 million, and .50 of 1 percent thereafter. The administrative fee for the Fund is computed at an annual rate of .20 of 1 percent of average daily net assets up to $500 million, .15 of 1 percent of the next $500 million, and
 .125 of 1 percent thereafter.

    The administrative agreement provides that the Adviser will reimburse the Fund to the extent that its annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale. In addition, the Adviser has agreed to reimburse the Fund to the extent that its expenses exceed 1.50 percent of annual average net assets. The expense limitation expires January 31, 1998, subject to earlier termination by the Adviser on 30 days' notice.
    The transfer agent fees were paid to SteinRoe Services Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI entered into an agreement with Colonial Investors Service Center, Inc. (CISC), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as subtransfer agent for the Fund. Effective October 15, 1997, CISC replaced SSI as transfer agent for the Fund.
    The Adviser also provides certain accounting services. For the period ended September 30, 1997, the Fund and Portfolio incurred charges of $16 and $22, respectively.

    Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for the Fund and the Portfolio for the period ended September 30, 1997, was $4 and $17, respectively. No remuneration was paid to any other trustee or officer of the Trust.

NOTE 4. SHORT-TERM DEBT
    To facilitate portfolio liquidity, the Fund and Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Fund nor the Portfolio had borrowings during the period ended September 30, 1997.

NOTE 5. INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales for the Portfolio (other than short-term obligations) for the period ended September 30, 1997, were $243,226 and $138,724, respectively.
    At September 30, 1997, the cost of investments for federal income tax purposes and for financial reporting were $365,056 and $365,277, respectively. Unrealized appreciation and depreciation on a tax basis were $105,821 and $2,541, respectively.

NOTE 6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, and a service plan (collectively the "Plans"). The Plans govern the payment of costs for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under each Plan of up to .25 percent are computed annually as a percentage of average daily net assets.

Note 7. Subsequent Event
All fund shares outstanding as of October 15, 1997, were redesignated Class K shares.

Financial Highlights
Stein Roe Advisor Young Investor Fund
Selected per-share data (for a share outstanding throughout the period), ratios and supplemental data.
                                                                       PERIOD
                                                                        ENDED
                                                                SEPTEMBER 30,
                                                                      1997 (A)
                                                                      -------
NET ASSET VALUE, BEGINNING OF PERIOD ............................     $ 10.00
                                                                      -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss ..........................................       (0.02)
   Net realized and unrealized gains on investments .............        1.51
                                                                      -------
     Total from investment operations ...........................        1.49
                                                                      -------
NET ASSET VALUE, END OF PERIOD ..................................     $ 11.49
                                                                      =======
Ratio of net expenses to average net assets (b) .................       1.50%*
Ratio of net investment income to average net assets (c) ........      (0.24%)*
Total return ....................................................      14.90%
Net assets, end of period .......................................     $   116

* Annualized
(a) From commencement of operations on February 14, 1997.
(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 89.45 percent for the period ended September 30, 1997.
(c) Computed giving effect to the investment adviser's expense limitation undertaking.

Financial Highlights CONTINUED
SR&F Growth Investor Portfolio
                                                                        PERIOD
                                                                         ENDED
                                                                 SEPTEMBER 30,
                                                                       1997 (A)
RATIOS TO AVERAGE NET ASSETS
Ratio of net investment income to average net assets ............       0.61%*
Ratio of net expenses to average net assets .....................       0.63%*
Portfolio turnover rate .........................................         38%
Average commissions (per share) .................................    $ 0.0583

*Annualized
(a) From commencement of operations on February 3, 1997.

Report of Independent Public Accountants

To the Board of Trustees and Shareholders of:

Stein Roe Advisor Young Investor Fund
SR&F Growth Investor Portfolio

We have audited the accompanying balance sheet of the Stein Roe Advisor
Young Investor Fund and the accompanying balance sheet, including the schedule of investments, of the SR&F Growth Investor Portfolio as of September 30, 1997, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's and Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures for the SR&F Growth Investor Portfolio included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements referred to above present fairly the financial position of the Stein Roe Advisor Young Investor Fund and the SR&F Growth Investor Portfolio at September 30, 1997, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP
Chicago, Illinois
November 11, 1997

Stein Roe Advisor Trust

TRUSTEES
Timothy K. Armour
President, Mutual Fund Division and Director,
   Stein Roe & Farnham Incorporated
Kenneth L. Block
Chairman Emeritus, A.T. Kearney, Inc.
William W. Boyd
Chairman and Director, Sterling Plumbing Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
   United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General Counsel,
   Sara Lee Corporation
Francis W. Morley
Chairman, Employer Plan Administrators and Consultants Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
   University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

AGENTS AND ADVISERS
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
Colonial Investors Service Center, Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Arthur Andersen LLP
Independent Public Accountants



OFFICERS
Timothy K. Armour, President
William D. Andrews, Executive Vice President
Jilaine H. Bauer, Executive Vice President, Secretary
Thomas W. Butch, Executive Vice President
Loren A. Hansen, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President, Chief
   Financial Officer
Bruno Bertocci, Vice President
David P. Brady, Vice President
Daniel K. Cantor, Vice President
Philip J. Crosley, Vice President
Erik P. Gustafson, Vice President
David P. Harris, Vice President
Harvey B. Hirschhorn, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
John S. McLandsborough, Vice President
Arthur J. McQueen, Vice President
Nicolette D. Parrish, Vice President, Assistant Secretary
Richard B. Peterson, Vice President
M. Gerard Sandel, Vice President
Gloria J. Santella, Vice President
Heidi J. Walter, Vice President
Stacy H. Winick, Vice President
Sharon R. Robertson, Controller
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer
Janet B. Rysz, Assistant Secretary

                Liberty Financial Investments, Inc., distributor
                                Member SIPC 11/97

                                                                          43ANN